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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported) March 20, 1998

     CHEVY CHASE BANK, F.S.B., (as seller under the Pooling and Servicing Agreement, dated as of March 1, 1998, providing for the issuance of Chevy Chase Auto Receivables Trust 1998-1, 5.97% Auto Receivables Backed Certificates).


                           Chevy Chase Bank, F.S.B.
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            (Exact name of registrant as specified in its charter)

           Delaware                       333-21707            52-0897004
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(State or Other Jurisdiction of          (Commission       (I.R.S. Employer
Incorporation)                           File Number)      Identification No.)

8401 Connecticut Ave.                                              20815
                                                                 --------
Chevy Chase, Maryland                                           (Zip Code)
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(Address of Principal Executive
Offices)


Registrant's telephone number, including area code  (301)  986-7000
                                                    -----  --------

                                Not Applicable
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         (Former name or former address, if changed since last report)

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Item 5.   Other Events
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          In connection with the offering of 5.97% Auto Receivables Backed
Certificates, of which Chevy Chase Auto Receivables Trust 1998-1 is the issuer as described in a Prospectus Supplement dated as of March 13, 1998 to the Prospectus dated as of September 17, 1997, a pooling and servicing agreement was entered into as of .March 1, 1998 among Chevy Chase Bank, F.S.B. as seller and servicer (the "Seller") and U.S. Bank National Association as trustee (the "Pooling and Servicing Agreement"); an underwriting agreement was entered into on March 12, 1998 among the Seller and J.P. Morgan Securities Inc., as representative of the underwriters (the "Underwriter"); and an indemnification agreement was entered into on March 12, 1998 among the Seller, the Underwriter and MBIA Insurance Corporation as certificate insurer.

Item 7.   Financial  Statements, Pro Forma Financial Information and Exhibits.
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          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               (1)   Underwriting Agreement

                     1.2   Underwriting Agreement

               (4) Instruments defining the rights of security holders, including indentures

                     4.2   Pooling and Servicing Agreement

               (10)  Material Contracts

                     10.2  Indemnification Agreement
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHEVY CHASE BANK, F.S.B.



                                   By: /s/ Mark Holles
                                      ----------------
                                      Name:  Mark Holles
                                      Title: Vice President


Dated:  April 3, 1998
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                                 Exhibit Index
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Exhibit                                                     Page
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1.2.   Underwriting Agreement

4.2.   Pooling and Servicing Agreement

10.2.  Indemnification Agreement